PRUDENTIAL WORLD FUND, INC.
Prudential QMA International Equity Fund

(the “Fund”)

Supplement dated June 8, 2017 to the Currently Effective Prospectus and Statement of Additional Information

On June 8, 2017, the Fund’s Board of Directors approved a reduction in Fund expenses, effective as of August 1, 2017. To reflect these changes, the Fund’s Prospectus and Statement of Additional Information are hereby revised as follows:

In the section of the Prospectus entitled “How the Fund is Managed—Manager”, the following is added as a new paragraph:

Effective as of August 1, 2017, the Manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual fund operating expenses for Class Q shares will not exceed 0.78%. This waiver may not be terminated prior to February 28, 2019 without the prior approval of the Fund’s Board of Directors.

Effective as of August 1, 2017, the Fund’s Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of August 1, 2017, the management fee rate appearing for PGIM Investments in the Fund’s Prospectus in the section entitled “How the Fund is Managed – Manager,” and Part I of the Statement of Additional Information in the section entitled “Management & Advisory Arrangements – Manager” is hereby deleted, and the following new management fee rate is substituted:

0.75% on average daily net assets up to $2 billion;
0.70% on average daily net assets from $2 billion to $5 billion;
0.69% on average daily net assets over $5 billion.

Concurrent with the changes above, PGIM Investments and Quantitative Management Associates LLC (QMA), the Fund’s subadviser, have agreed to contractually amend the subadvisory fee rate applicable QMA. To reflect this change, effective as of August 1, 2017, the subadvisory fee rate in Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements – Subadvisory Arrangements” is hereby deleted, and the following new subadvisory fee rate is substituted:

0.375% on average daily net assets up to $2 billion;
0.350% on average daily net assets from $2 billion to $5 billion;
0.345% on average daily net assets over $5 billion.

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